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                                                                     EXHIBIT 3.9

                                 STATE OF DELAWARE                       PAGE 1

                        OFFICE OF THE SECRETARY OF STATE

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "VALOR TELECOMMUNICATIONS ISP, LLC", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JUNE, A.D. 2000, AT 9 O'CLOCK A.M.

                                       /s/ Edward J. Freel
        [SEAL]                         ----------------------------------------
                                       Edward J. Freel, Secretary of State
3246221   8100
                                       AUTHENTICATION: 0504906
001309096
                                                 DATE: 06-19-00

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    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 06/16/2000
   001308366 - 3246221

                           CERTIFICATION OF FORMATION
                                       OF
                       VALOR TELECOMMUNICATIONS ISP, LLC

      The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "Delaware Limited Liability Company Act"), hereby certifies that:

      FIRST: The name of the limited liability company (hereinafter called the "Limited Liability Company") is Valor Telecommunications ISP, LLC.

      SECOND: The address of the registered office and the name and address of the registered agent of the Limited Liability Company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

      Executed on June 16, 2000.

                                         /s/ John B. Watkins
                                         --------------------------------------
                                         John B. Watkins, Authorized Person
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                                                               STATE OF DELAWARE
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 09:45 AM 06/06/2003
                                                       FILED 09:42 AM 06/06/2003
                                                    SRV 030373982 - 3246221 FILE

              CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION

                                       OF

                        VALOR TELECOMMUNICATIONS ISP, LLC

      It is hereby certified that:

      1. The name of the limited liability company (hereinafter called the "limited liability company") is Valor Telecommunications ISP, LLC.

      2. The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

      "Article First The name of the Limited Liability Company is Southwest Enhanced Network Services, LLC"

Executed on June 6, 2003

                                          /s/ William M. Ojile, Jr.
                                          William M. Ojile, Jr.
                                          Authorized Person


DE LL D-:CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION 01/98 (#3048)


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                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 11:13 AM 06/30/2003
                                                      FILED 11: 13 AM 06/30/2003
                                                    SRV 030429810 - 3246221 FILE

                                STATE OF DELAWARE
                          CERTIFICATE OF CONVERSION OF
                    SOUTHWEST ENHANCED NETWORK SERVICES, LLC
                                       TO
                     SOUTHWEST ENHANCED NETWORK SERVICES, LP

Pursuant to Title 6, Section 17-217 of the Delaware Revised Uniform Limited Partnership Act and Title 6, Section 18-216 of the Delaware Limited Liability Company Act.

Southwest Enhanced Network Services, LLC, a Delaware limited liability company, does hereby certify as follows:

FIRST: Southwest Enhanced Network Services, LLC was formed in the State of Delaware under the Delaware Limited Liability Company Act on June 16, 2000.

SECOND: The name of the converting entity immediately prior to the filing of this conversion certificate was Southwest Enhanced Network Services, LLC.

THIRD: Southwest Enhanced Network Services, LP is the name of the limited partnership as set forth on the Certificate of Limited Partnership filed in accordance with Title 6, Section 17-217 (b) (2).

FOURTH: The effective date of the conversion shall be upon filing.

FIFTH: For all purposes hereunder, the effective date of formation of Southwest Enhanced Network Services, LP shall be June 16, 2000, in accordance with Title 6, Section 17-217 (d).

SIXTH: Southwest Enhanced Network Services, LP shall retain all of the rights, obligations, assets, liabilities, property, causes of action against it by others and causes of action against others by Southwest Enhanced Network Services, LLC, as stated in Title 6, Section 17-217 (e) and (f). As provided by
Section 17-217 (g), no winding up of affairs of Southwest Enhanced Network Services, LLC shall be required.

SEVENTH: An executed copy of Consent of Sole Member to effect conversion from a limited liability company to a limited partnership is on file at the principal place of business of the Surviving Company, and the address thereof is 201 E. John Carpenter Freeway, Suite 200, Irving, Texas 75062.


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      IN WITNESS WHEREOF, Southwest Enhanced Network Services, LLC has caused this certificate to be signed by: Valor Telecommunications Enterprises, LLC, its Sole Member, this 26th day of June, A.D., 2003.

                                       SOUTHWEST ENHANCED NETWORK SERVICES, LLC

                                       By: Valor Telecommunications Enterprises,
                                           LLC, its Sole Member

                                       By: /s/ William M. Ojile, Jr.
                                           -------------------------
                                       Name: William M. Ojile, Jr.
                                       Title: Secretary

                                                               STATE OF DELAWARE
                                                              Secretary of State
                                                        Division of Corporations
                                                   Delivered 11:13 AM 06/30/2003
                                                       FILED 11:13 AM 06/30/2003
                                                    SRV 030429810 - 3246221 FILE

                                STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

- THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

- FIRST: The name of the limited partnership is Southwest Enhanced Network Services, LP

-     SECOND: The address of its registered office in the State of Delaware is:
      Suite 400, 2711 Centerville Rd. in the city of Wilmington, DE. The name of the Registered Agent at such address is Corporation Service Company

-     THIRD: The name and mailing address of each general partner is as follows:

            VALOR TELECOMMUNICATIONS ENTERPRISES, LLC
            201 E. John Carpenter Freeway, Suite 200
            Irving, TX 75062

- IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Southwest Enhanced Network Services, LP, as of June 30, 2003 and shall be effective upon filing.

                                  BY: Valor Telecommunications Enterprises, LLC its Sole General Partner

                                  NAME: /s/ William M. Ojile, Jr.
                                  (type or print name)
                                  William M. Ojile, Jr.
                                  AUTHORIZED PERSON